UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

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China Recycling Energy Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA RECYCLING ENERGY CORPORATION

12/F, Tower A

Chang An International Building

No. 88 Nan Guan Zheng Jie

Xi’an City, Shaanxi Province

China 710068

April 25, 2014

Dear Stockholder:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of China Recycling Energy Corporation, a Nevada corporation, to be held at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China on June 19, 2014, at 10:00 a.m. local time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Our directors, officers, and representatives of our independent registered public accounting firm will be present to respond to appropriate questions from stockholders.

Please mark, date, sign and return your proxy card in the enclosed envelope by following the instructions on the proxy card at your earliest convenience. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

Sincerely,

/s/ Guohua Ku
Guohua Ku
Chief Executive Officer and
Chairman of the Board of Directors

CHINA RECYCLING ENERGY CORPORATION

12/F, Tower A

Chang An International Building

No. 88 Nan Guan Zheng Jie

Xi’an City, Shaanxi Province

China 710068

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 19, 2014

NOTICE HEREBY IS GIVEN that the 2014 Annual Meeting of Stockholders of China Recycling Energy Corporation, a Nevada corporation, will be held at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China on June 19, 2014, at 10:00 a.m. local time, to consider and act upon the following:

1.	To elect five directors, each to serve until the 2015 Annual Meeting of Stockholders;

2.	To ratify the appointment of Goldman Kurland Mohidin, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	To approve an amendment to our Articles of Incorporation to increase the total number of our authorized shares of common stock, par value $0.001 per share, from 100,000,000 shares to 200,000,000 shares;

4.	To approve a Nonstatutory Stock Option Agreement with our director, Mr. Chungui Shi;

5.	To conduct an advisory vote on the compensation of our named executive officers; and

6.	To transact such other business as properly may come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on May 9, 2014 are entitled to receive notice of and to vote at the 2014 Annual Meeting and any adjournments thereof.

By Order of the Board of Directors.

/s/ David Chong
David Chong
Chief Financial Officer and Secretary

Xi’an City, Shaanxi Province, China

May 9, 2014

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on June 19, 2014:

Whether or not you plan to attend OUR 2014 annual meeting of STOCKHOLDERS, your vote is important. PLEASE READ THE ATTACHED PROXY STATEMENT AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE–PAID ENVELOPE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU ATTEND OUR 2014 ANNUAL MEETING of STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

CHINA RECYCLING ENERGY CORPORATION

12/F, Tower A

Chang An International Building

No. 88 Nan Guan Zheng Jie

Xi’an City, Shaanxi Province

China 710068

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 19, 2014

We are furnishing this Proxy Statement to the stockholders of China Recycling Energy Corporation in connection with the solicitation, by the Board of Directors of China Recycling Energy Corporation (the “Board”),of proxies to be voted at our 2014 Annual Meeting of Stockholders to be held at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, on June 19, 2014, at 10:00 a.m. local time, and at any adjournments or postponements of the meeting.

When used in this Proxy Statement, the terms “we,” “us,” “our,” the “Company” and “CREG” refer to China Recycling Energy Corporation, a Nevada corporation, and its wholly-owned subsidiary, Sifang Holdings Co., Ltd., and Sifang Holdings Co., Ltd.’s wholly-owned subsidiary, Shanghai TCH Energy Technology Co., Ltd. and Shanghai TCH Energy Technology Co., Ltd’s wholly-owned subsidiary, Xi’an TCH Energy Technology Co., Ltd. “China” and the “PRC” refer to the People’s Republic of China, excluding, for the purposes of this Proxy Statement, Hong Kong, Macau and Taiwan.

The date on which we are first sending this Proxy Statement and form of proxy card to our stockholders is on or about May 9, 2014.

This Proxy Statement, our Annual Report on Form 10-K, for fiscal year ended December 31, 2013, and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available online at http://www.sec.gov/edgar.shtml. Directions to our 2014 Annual Meeting of Stockholders are available by calling +86-29-8769-1097.

ABOUT THE 2014 Annual Meeting

General: Date, Time and Place

We are providing this Proxy Statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) or any postponement or adjournment of that meeting.  The 2014 Annual Meeting will held on June 19, 2014, at 10:00 a.m. local time at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

Matters to be Considered and Voted Upon

At the 2014 Annual Meeting, stockholders will be asked to consider and vote (i) to elect the nominees named herein as directors, (ii) to ratify the selection of our independent registered public accounting firm, (iii) to approve an amendment to our articles of incorporation; (iv) to approve a Nonstatutory Stock Option Agreement with Mr. Chungui Shi; and (v) to conduct an advisory vote on the compensation of our named executive officers.  The Board does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting.  If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

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Record Date; Stock Outstanding and Entitled to Vote

Our Board has established May 9, 2014 as the record date. Only holders of shares of the Company’s common stock, par value $.001 per share (“Common Stock”), as of the record date are entitled to notice of, and to vote at, the 2014 Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the 2014 Annual Meeting. At the close of business on April 15, 2014, we had 60,946,182 shares of common stock outstanding. We expect the same number of shares to be outstanding as of the record date.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the 2014 Annual Meeting. The presence of at least one-third of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the 2014 Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the 2014 Annual Meeting.

Assuming that a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Election of Directors. Under Nevada law and the Fourth Amended and Restated Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Stockholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee’s total.

Ratification of the selection of Goldman Kurland Mohidin LLP as our independent registered public accounting firm. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to ratify the selection of Goldman Kurland Mohidin, LLP as our independent registered public accounting firm. Abstentions and broker non-votes will have the effect of a vote “against” the ratification of the appointment of Goldman Kurland Mohidin, LLP as our independent registered public accounting firm.

Amendment of Articles of Incorporation. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to approve an amendment to our Articles of Incorporation in connection with increasing the total number of our authorized shares of our Common Stock from 100,000,000 shares to 200,000,000 shares. Abstentions and broker non-votes will have the effect of a vote “against” the amendment of the Company’s Articles of Incorporation.

Approval of Nonstatutory Stock Option Agreement. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to approve that certain Nonstatutory Stock Option Agreement, originally dated January 31, 2011, as amended by that certain First Amendment to Nonstatutory Stock Option Agreement, dated November 11, 2013 (the “Nonstatutory Stock Option Agreement”), by and between the Company and Mr. Chungui Shi, an independent director serving on our Board. Abstentions and broker non-votes will have the effect of a vote “against” the approval of Nonstatutory Stock Option Agreement.

Non-binding advisory vote regarding the compensation of our named executive officers. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to approve the compensation of our named executive officers. Abstentions and broker non-votes will not be counted as votes approving the compensation of our named executive officers.

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Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Rules that govern how brokers vote your shares have recently changed. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the 2014 Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Voting Procedure; Voting of Proxies; Revocation of Proxies

If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the 2014 Annual Meeting, or vote by proxy using the accompanying proxy card, which also is available at www.shareholdervote.info/. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the 2014 Annual Meeting and vote in person even if you have already voted by proxy. Please note that the notice letter you received directing you to the website at which the proxy materials are available is not the proxy card and should not be used to submit your vote.

1. To vote in person, come to the 2014 Annual Meeting and we will give you a ballot when you arrive.

2. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Mr. Zhigang Wu, our Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China. Our Board has selected each of Guohua Ku and Zhigang Wu to serve as proxies.

If you do not return a signed proxy card and do not attend the meeting and vote in person, your shares will not be voted. Shares of our common stock represented by properly executed proxies that are received by us and are not revoked will be voted at the 2014 Annual Meeting in accordance with the instructions contained therein. If you return a signed and dated proxy card and instructions are not given, such proxies will be voted FOR election of each nominee for director named herein, FOR ratification of the selection of Goldman Kurland Mohidin, LLP as our independent registered public accounting firm, FOR an amendment of our Articles of Incorporation to increase the total number of our authorized shares of Common Stock, FOR approval of the Nonstatutory Stock Option Agreement, and FOR approval of the compensation of our named executive officers described in this Proxy Statement. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the 2014 Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the 2014 Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. If you wish to attend the 2014 Annual Meeting and vote in person, you will need to contact your broker, bank or nominee to obtain a legal proxy.

Your proxy is revocable at any time before it is voted at the 2014 Annual Meeting in any of the following three ways:

1. You may submit another properly completed proxy bearing a later date.

2. You may send a written notice that you are revoking your proxy to Mr. Zhigang Wu, our Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

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3. You may attend the annual meeting and vote in person. However, simply attending the annual meeting will not, by itself, revoke your proxy.

Dissenters’ Right of Appraisal

Stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the 2014 Annual Meeting.

Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single proxy statement and annual report to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered. If you prefer to receive separate copies of the proxy statement and annual report, contact Mr. Zhigang Wu, our Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the 2014 Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the 2014 Annual Meeting, during ordinary business hours at our principal executive offices. The list will also be available for examination at the 2014 Annual Meeting.

Other Business

The Board is not aware of any other matters to be presented at the 2014 Annual Meeting other than those mentioned in this Proxy Statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the 2014 Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Proposals of Stockholders for 2015 Annual Meeting

Stockholder proposals will be considered for inclusion in the proxy statement for the 2015 Annual Meeting in accordance with Rule 14a-8 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), if they are received by the Company, on or before January 12, 2015.

Stockholders who intend to present a proposal at our 2015 Annual Meeting without inclusion of such proposal in our proxy materials for the 2015 Annual Meeting are required to provide notice in a timely manner and in accordance with rules and regulations promulgated under our Bylaws and the Exchange Act, which require that advance notice of a stockholder’s proposal be delivered not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred and twentieth (120th) day prior to such annual meeting, and not later than the ninetieth (90th) day prior to such meeting or tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. Therefore, stockholder proposals must be received by us no earlier than February 18, 2015, but no later than March 21, 2015, and must otherwise comply with the notice requirements set forth under our Bylaws and all applicable Exchange Act and SEC rules. The chairman of our 2015 Annual Meeting may refuse to allow the transaction of any business or acknowledge the nomination of any person not made in compliance with the procedures set forth for such matters in our Bylaws.

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Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of CREG, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of CREG, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

Proposals and notices of intention to present proposals at the 2015 Annual Meeting should be addressed to our Secretary, David Chong, at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

A copy of the full text of the provisions of our Bylaws, as amended, dealing with stockholder proposals is available to stockholders from our Secretary upon written request and an electronic copy of is available at the SEC’s website located at www.sec.gov.

Voting Results of 2014 Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the annual meeting.

PROPOSAL 1— ELECTION OF DIRECTORS

Nominees

Our Bylaws provide that the Board shall consist of not less than three (3) nor more than eleven (11) directors. Our Board has fixed the number of directors to be elected at the 2014 Annual Meeting at five (5). Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve for the remainder of one year term in which the vacancy occurred and until the director’s successor is elected and qualified.

Our Board currently consists of five (5) members. As reported on a Form 8-K filed October 30, 2013, until October 25, 2013, when Mr. Yilin Ma resigned, our Board consisted of seven (7) members. As reported on a Form 8-K filed April 3, 2014, until March 31, 2014, when Mr. Lanwei Li resigned, our Board consisted of six (6) members. Mr. Ma resigned due to the Company's satisfaction of the contractual obligation underlying his appointment to the Board, specifically the repayment of certain indebtedness owed under a Notes Purchase Agreement and a Capital Trust Loan Agreement and not as a result of any disagreement with the Company. Mr. Lanwei Li for personal reasons and not because of any disagreement with the Company.

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Each of our current directors, with the exception of Mr. Julian Ha and Mr. Timothy Driscoll, will stand for re-election at the 2014 Annual Meeting. As reported on a Form 8-K filed April 22, 2014, each of Mr. Ha and Mr. Driscoll advised the Company that his decision not to stand for re-election was not due to any disagreement with the Company, its management or its other directors. All the director nominees, except for Mr. Geyun Wang and Mr. Yulong Ding, were previously elected by our stockholders.

If elected as a director at the 2014 Annual Meeting, each of the nominees would serve a one-year term expiring at the 2015 Annual Meeting of Stockholders and until his successor has been duly elected and qualified. Biographical information regarding each of the nominees is set forth below. No family relationships exist among any of our director nominees or executive officers. Other than as follows, there were no arrangements or understandings between any of our directors and any other person pursuant to which any director was to be selected as a director or selected as a nominee. Mr. Chungu Shi was initially nominated and elected as a director in accordance with the terms of an Amended and Restated Shareholders Agreement among the Company, Carlyle Asia Growth Partners III, L.P, CAGP III Co-Investment, L.P , China Cinda (HK) Asset Management Co., Ltd. and Mr. Guohua Ku, dated August 18, 2010. That agreement, and the accompanying director designation and nomination rights, has been terminated.

Each of the nominees has consented to serve as a director if elected. If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and director nominees as of April 18, 2014:

Name	Age	Position
Guohua Ku	52	Chief Executive Officer and Chairman of the Board
David Chong	51	Chief Financial Officer and Secretary
Zhigang Wu	42	Vice President, Finance
Xiaogang Zhu	60	Vice President, Accounting
Yulong Ding	52	Director Nominee (Independent)
Geyun Wang	46	Director Nominee, Deputy General Manager
Chungui Shi	74	Director (Independent)
Albert McLelland	55	Director (Independent)

Guohua Ku was appointed as a director and Chief Executive Officer as of December 10, 2008.  He was elected Chairman of the Board as of April 1, 2009.  Prior to joining the Company, Mr. Ku served as a Senior Engineer for Yingfeng Technology from 2003 to 2007.  From 1979 to 2003, Mr. Ku served in multiple capacities for Shaanxi Blast Air Blower (Group) Co., Ltd., with his last position serving as a Senior Engineer. Mr. Ku’s experience as our Chief Executive Officer, as well as Chairman of the Board, and extensive scientific and operational knowledge and expertise qualifies him to serve as Chairman of the Board and led the Board to conclude that he should be nominated to serve another term as a director.

David Chong, a citizen of Singapore, was appointed as Chief Financial Officer and Secretary of the Company on December 30, 2010; prior to Mr. Chong’s appointment as Chief Financial Officer and Secretary of the Company, he served as a consultant with the Company since June 2010. Prior to joining the Company, Mr. Chong served as CFO for Guangdong Yan Zhi Hong Shoes Manufacturing Co., Ltd (“YZH”) from January, 2007 to December, 2010. From 1991 to 2007, Mr. Chong served as the Financial Controller for Amtek Engineering Limited, where he managed the financial operations of six plants in China with annual revenues in excess of $250 million. Mr. Chong holds the qualification in Professional Accountancy Studies from ACCA (the Association of Chartered Certified Accountants) and is fluent in both English and Mandarin. Mr. Chong’s experience working with large manufacturing companies, his familiarity navigating China, US, Europe, Singapore and other capital markets and his expertise in international financial management and operations, auditing, funding, business development, internal control maintenance, corporate governance and investor relations were leading factors in his appointment as Chief Financial Officer and Secretary of the Company.

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Zhigang Wu was appointed as Vice President, Finance starting in October 2007 and is responsible for the securities and financing activities of the Company.  Before joining the Company, Mr. Wu worked for over a decade in the securities and investment industries with Guotai-Junan Securities and Zhongzheng Investment.  Mr. Wu received a bachelor degree from Inner-Mongolia Finance & Economy University in 1998, with a major in international finance.

Xiaogang Zhu joined China Recycling Energy Corporation as Accounting Manager in December 2007. In April 2010, Mr. Zhu was appointed Vice President, Accounting. From 2005 to joining us in 2007, Mr. Zhu was the Chief Financial Officer of China Natural Gas, Inc. From 2000 through 2005, Mr. Zhu was the Vice President of Xian Dapeng Biotechnology Company. While with Xian Dapeng Biotechnology Company, Mr. Zhu served in various management roles, including time as head of accounting in which he established the accounting management and internal control systems. Mr. Zhu received his bachelor degree in Accounting from Shaanxi Finance and Accounting Institute (now Xian Jiaotong University Management School).

Chungui Shi was appointed as a director of the Company on October 7, 2010, in accordance with the terms of the Shareholders Agreement. Since May 2007, Mr. Shi has served, and continues to serve, as a non-executive director of Aluminum Corporation of China Limited, a China based aluminum exploitation, development, production, processing, sale, research and development company traded on NYSE under trading symbol of ACH, Hong Kong Stock Exchanges under stock code of 2600 and Shanghai Stock Exchange under stock code of 601600. Since April 2008, Mr. Shi has served, and continues to serve, as an independent director of Intime Department Store (Group) Company Ltd., a Hong Kong based company in department store business listed on Hong Kong Stock Exchange under stock code of 1833. In addition, Mr. Shi serves, and has since December 2009, as an independent director of China National Materials Company Ltd., a China based company mainly in cement equipment and engineering services, glass fiber, cement and high-tech materials business listed on Hong Kong Stock Exchanges under stock code of 1893. Additionally, Mr. Shi serves as an independent director of Xi’an City Commercial Bank, a commercial bank in Xi’an city, China, and has served as such since August 2010. Mr. Shi previously served as Vice Chairman of the Board of Directors, Tianjin Steel Pipe (Group) Corporation from June 2001 to September 2003, Vice President, China Cinda Asset Management Co. Ltd from April 1999 to June 2001, Vice President of the Investment Association of China from September 1995 to September 2000, and Deputy Governor of China Construction Bank from December 1993 to April 1999. Mr. Shi received his Bachelor in Finance degree from Dongbei University of Finance and Economics in 1964 and is a senior economist in China. Mr. Shi’s leadership skills and extensive management experience, as well as his extensive financial structuring and operational expertise, qualifies him to serve on our board and led the Board to conclude that he should be nominated to serve another term as a director.

Albert McLelland was elected as a director at the 2011 Annual Meeting. Presently, he is a Senior Managing Director for AmPac Strategic Capital, LLC, a boutique merchant bank focusing on originating and executing cross border transactions with China, which he founded in 2001. Through AmPac, he established many strong relationships with various leading financial institutions in China to support advisory practices such as the State Development and Investment Corporation (SDIC) and China International Trust and Investment Company (CITIC). Prior to founding AmPac, Albert was a Director of Financial Advisory Services at PricewaterhouseCoopers’ (PwC) and member of the Chairman’s Key Account Management (KAM) team, responsible for the daily operations of their cross border transactions group operating during the Asian Financial Crisis from 1999 – 2001. Mr. McLelland, from 1993 – 1998, founded and became the Managing Director of Pearl Delta Capital Corporation in Taipei, Taiwan, a specialty investment bank that focused on raising funds and executing cross border transactions from direct investments to mergers and acquisitions for or with Greater China-based venture capital firms. He ran corporate finance at CEF Taiwan Limited, the Taiwan branch of a large regional merchant bank that was a joint venture between Canadian Imperial Bank and Cheung Kong (a leading Hong Kong conglomerate) and began his investment banking career at Shearson Lehman underwriting bond issues. He currently serves as the Audit Chair China Housing and Land Development, Inc. (CHLN) and also served as the Chairman of the Special Committee for the sale of China Fire & Security Group (CFSG). He is an Adjunct Professor teaching “Venturing in China” at the Caruth Institute for Entrepreneurship at the Cox School of Business at Southern Methodist University as well as serving as a Guest Lecturer at the Fudan University School of Management in Shanghai. Mr. McLelland received his MBA from the University of Chicago and a Master of International Affairs from Columbia University.  He did his undergraduate studies at the University of South Florida and also studied Mandarin at the National Normal University in Taiwan. In nominating Mr. McLelland for election as a director, our Board focused on his expertise in financing, auditing, cross border transactions, investment banking, mergers and acquisitions and strategic alliances within Greater China. Mr. McLelland’s extensive experience, as well as his financial and operational expertise, qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

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Geyun Wang currently serves as the Deputy General Manager of our subsidiary Xi’an TCH Energy Technology Co., Ltd. Mr. Wang is responsible for the procurement of engineering equipment and tendering for project construction, as well as supervision of installation and commissioning for EPC projects. Mr. Wang has held this position since 2007. Prior to this position, From 2001 to 2007, Mr. Wang served as the Vice President of Sales of Shaanxi Baoji Hongguang Iron & Steel Co., Ltd., where he was responsible for sales of steel products. Mr. Wang received his bachelor degree from Northwestern Polytechnical University in 1988. Mr. Wang’s extensive project construction and management experience, as well as his extensive industry and market expertise, qualifies him to serve on our Board and led the Board to conclude that he should be nominated as a director.

Yulong Ding currently serves in instructional and leadership roles at the University of Birmingham since 2012 where he has served as the (i) Director of the Joint Institute for Energy Storage Research of University of Leeds (July 2012 – present), (ii) Director of the Birmingham Centre for Thermal Energy Storage and Birmingham Centre for Cryogenic Energy Storage (October 2013 – present), (iii) Professor of Chemical Engineering (October 2013 – present), and (iv) HPS Professor of Cryogenic Energy Storage at the Royal Academy of Engineering (March 2014 – present). Prior to his time at the University of Birmingham, Mr. Ding served as a professor and department director at the Institute of Process Engineering. Mr. Ding has served as a director for Dispersia Ltd (UK) (2006 – 2013), Netscientific Solutions (HK) (2012 – present) and Nanjing Jinhe Energy Materials Ltd (2012 – present). In addition, Mr. Ding has served, and continues to serve, as an advisory board member for Dearman Engine Ltd in the UK (August 2011 – present) and for AnSteel Group in China (July 2012 – present). In 2014, Mr. Ding was awarded the Cryogenic Energy Storage Research Chair Award from the Royal Academy of Engineering (UK). From May 2012 to the present, Mr. Ding has also served as the Editor-in-Chief of the Journal of Energy Storage Science & Technology. Prior to his time at the University of Birmingham, Mr. Ding served as a professor and department director at the Institute of Process Engineering. Mr. Ding has also developed a number of patents and earned numerous research grants. Mr. Ding received both his undergraduate study degree and his post-graduate study degree from the University of Science & Technology in Beijing in 1985 and 1988, respectively. In addition, Mr. Ding earned his PhD in 1997 at the University of Birmingham (UK). Mr. Ding has served on various conference panels and committees in both China and the UK related to his expertise in chemical engineering and energy storage, as well as other academic roles, including serving as a visiting professor at the following universities in China: (i) Southeast University (June 2013 – present), (ii) Nanjing University of Science & Technology (November 2012 – present), (iii) University of Science & Technology Beijing (October 2011 – present), (iv) Lanshou Jiaotong University (May 2011 – present), and (v) Jiangsu University (February 2010 – present). Mr. Ding’s extensive experience and expertise in industrial energy technologies, global thermal energy technologies development and chemical engineering, qualifies him to serve on our Board and led the Board to conclude that he should be nominated as a director.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

There are no arrangements or understandings pursuant to which our directors are selected or nominated.

The Board recommends that the stockholders vote “FOR” the election of each of the director nominees named in this proxy statement.

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CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

The Company’s current board leadership structure separates the board chair and principal executive officer roles into two positions. Mr. Ku has served as both Chairman of the Board and CEO of the Company since April 1, 2009. Our Board continues to believe there are important advantages to Mr. Ku serving in both roles at this time. Mr. Ku is the director most familiar with our business and industry and is best situated to propose Board agendas and lead Board discussions on important matters. Mr. Ku provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Another advantage is the clarity of leadership provided by one person representing us to employees, stockholders and other stakeholders. The Board has not named a lead independent director.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company.  In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. In recommending proposed nominees to the full Board, the Corporate Governance and Nominating Committee is charged with building and maintaining a board that has an ideal mix of talent and experience to achieve our business objectives in the current environment.  In particular, the Corporate Governance and Nominating Committee is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of thought, background, perspective and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us.

Director Independence

Timothy Driscoll, Julian Ha, Albert McLelland and Chungui Shi are our only current non-employee directors, and our Board has determined that each of them is independent pursuant to the listing rules of NASDAQ. In addition, our Board has determined that director nominee Yulong Ding is also independent pursuant to the listing rules of NASDAQ. All of the members of each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent as defined in NASDAQ Rule 5605(a)(2). As required under applicable NASDAQ listing standards, in the 2013 fiscal year, our independent directors met 2 times in regularly scheduled executive sessions at which only our independent directors were present.

Board Meetings and Committee Meeting; Annual Meeting Attendance

During the year ended December 31, 2013, the Board held 4 meetings and acted through unanimous consent on 2 different occasions. In addition, the Audit Committee held 9 meetings; the Corporate Governance and Nominating Committee held 2 meetings; and the Compensation Committee held 2 meetings. During the year ended December 31, 2013, each of the directors attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he or she served. We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance. All of our then sitting Board members attended the 2013 Annual Meeting.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee currently consists of Timothy Driscoll, Julian Ha and Albert McLelland. Mr. Driscoll is the chairman of our Corporate Governance and Nominating Committee. As a result of Mr. Driscoll and Mr. Ha’s decision not to stand for re-election to our Board, there will be two vacancies following our 2014 Annual Meeting, including the position of Chairman of the Corporate Governance and Nominating Committee. Subject to stockholder approval, the Board has identified Mr. Yulong Ding and Mr. Geyun Wang to replace Mr. Driscoll and Mr. Ha as members of the Corporate Governance and Nominating Committee. To date, our Board has not identified a qualified candidate to replace Mr. Driscoll as Chairman of the Corporate Governance and Nominating Committee; however, the Board plans to  appoint a member of the Corporate Governance and Nominating Committee to fill this vacancy in the near future.

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The Corporate Governance and Nominating Committee oversees all aspects of the Company’s corporate governance functions on behalf of the Board, including identifying individuals qualified to become directors, recommending to the Board the selection of director nominees for each meeting of the stockholders at which directors are elected and overseeing the monitoring and evaluation of the Company’s corporate governance practices. The Corporate Governance and Nominating Committee reviewed the performance of all of the current members of the Board and determined and recommended to the Board that all of the current directors should be nominated for re-election. No other candidates were recommended or evaluated. The Corporate Governance and Nominating Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.”

Selection of Board Nominees

Our Corporate Governance and Nominating Committee is responsible for identifying, selecting and evaluating Board candidates. From a general perspective, candidates are reviewed in the context of the existing Board members, our operating requirements and the long-term interests of our stockholders. In selecting candidates for appointment or re-election to the Board, the Corporate Governance and Nominating Committee of the Board considers the following criteria: (i) personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community; (ii) experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, financial or technological organizations; (iii) financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance; (iv) ability to critically and independently evaluate business issues, contributing a diverse perspectives or viewpoints, and making practical and mature judgments; (v) a genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director; and (vi) no conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders. In addition, the Corporate Governance and Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under the NASDAQ rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

Audit Committee

The Audit Committee currently consists of Timothy Driscoll, Julian Ha and Albert McLelland, each of whom is independent under NASDAQ listing standards. Mr. McLelland serves as chairman of our Audit Committee. As a result of Mr. Driscoll and Mr. Ha’s decision not to stand for re-election to our Board, there will be two vacancies on the Audit Committee following our 2014 Annual Meeting. Subject to stockholder approval, the Board has identified Mr. Yulong Ding and Mr. Chungui Shi to replace Mr. Driscoll and Mr. Ha as members of the Audit Committee.

The Board determined that Mr. McLelland qualifies as an “audit committee financial expert,” as defined by NASDAQ Rule 5605(a)(2) and Item 407 of Regulation S-K. In reaching this determination, the Board made a qualitative assessment of Mr. McLelland’s level of knowledge and experience based on a number of objective and subjective factors, including formal education, financial and accounting acumen, and business experience. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to: (i) the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance that have been established by management and the Board; (iv) the qualifications and independence of our independent registered public accounting firm; (v) the performance of our internal audit function and the independent registered public accounting firm; and (vi) our auditing, accounting and financial reporting processes generally. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. In connection with its responsibilities, the Board has delegated to the Audit Committee the authority to select and hire our independent registered public accounting firm and determine their fees and retention terms. The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by our independent registered public accounting firm. All services rendered by Goldman Kurland Mohidin, LLP to the Company are permissible under applicable laws and regulations. During fiscal year 2013, all services requiring pre-approval and performed by Goldman Kurland Mohidin, LLP were approved in advance by the Audit Committee in accordance with the pre-approval policy. The Audit Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.”

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Compensation Committee

The Compensation Committee currently consists of Timothy Driscoll, Chungui Shi and Julian Ha. Mr. Ha is the chairman of our Compensation Committee. As a result of Mr. Driscoll and Mr. Ha’s decision not to stand for re-election to our Board, there will be two vacancies on the Compensation Committee following our 2014 Annual Meeting, including the position of Chairman of the Compensation Committee. Subject to stockholder approval, the Board has identified Mr. Yulong Ding and Mr. Albert McLelland to replace Mr. Driscoll and Mr. Ha as members of the Compensation Committee. To date, our Board has not identified a qualified candidate to replace Mr. Ha as Chairman of the Compensation Committee; however, the Board plans to  appoint a member of the Compensation Committee to fill this vacancy in the near future

The Compensation Committee’s purpose is (i) to oversee the Company’s efforts to attract, retain and motivate members of the Company’s senior management team, (ii) to carry out the Board’s overall responsibility relating to the determination of compensation for all executive officers, (iii) to oversee all other aspects of the Company’s compensation policies, and (iv) to oversee the Company’s management resources, succession planning and management development activities. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. During fiscal year 2013, the Compensation Committee did not engage the services of any independent advisors, experts or other third parties. We believe that the functioning of our Compensation Committee complies with any applicable requirements of NASDAQ and SEC rules and regulations. The Compensation Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.”

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Stockholder Communication with the Board of Directors

Stockholders may communicate with the Board by writing to the attention of Mr. Zhigang Wu, our Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

Code of Ethics

We have adopted a “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act that applies to all of our directors and employees worldwide, including our principal executive officer, principal financial officer and principal accounting officer. A current copy of our Code of Business Conduct and Ethics is available on our website at www.creg-cn.com under the links “Investor Relations—Corporate Governance.” We intend to disclose any amendments to the Code of Business Conduct and Ethics, as well as any waivers for executive officers or directors, on our website.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information provided to us by each of the following as of April 24, 2014 (unless otherwise indicated) regarding their beneficial ownership of our common stock:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors and named executive officers;
•	each of our officers and directors that served in such capacity during 2013, but no longer served in that capacity at the end of the fiscal year; and
•	all of our directors and executive officers as a group.

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Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, the persons and entities named in the table below have sole voting and sole investment power with respect to the shares set forth opposite each person’s or entity’s name.

	Common Stock Beneficially Owned
Beneficial Owner	Number of Shares		Percent of Class

Pucheng Xin Heng Yuan Biomass Power Generation Corporation No 505, Block A, Bei Shao Men, Shi Ji Jin Yuan Residential Quarter, No. 14 Wei Yang Road Xi'an City, Shannxi Province, China 71004	8,766,547	(1)	14.39%
Carlyle Asia Growth Partners III, L.P. c/o The Carlyle Group 1001 Pennsylvania Avenue, NW, Suite 220 South Washington, DC 20004-2505	8,400,898	(2)	13.79%
Great Essential Investment, Ltd. 12/F, Tower A Chang An International Building No. 88 Nan Guan Zheng Jie Xi An City, Shaan Xi Province China 710068	4,065,040	(3)	6.67%
Guohua Ku	18,706,943		30.69%
Lanwei Li	213,669		*
Chungui Shi	40,000	(4)	*
Xiaogang Zhu	120,000		*
Zhigang Wu	170,000	(5)	*
David Chong	100,000		*
Timothy Driscoll	35,261	(6)	*
Julian Ha	40,000	(7)	*
Geyun Wang	85,468		*
Yilin Ma	135,468		*
Yulong Ding	—		*
Albert McLelland	—		*
All executive officers and directors as a group (12 persons)	19,363,787	(8)	31.77%

*	Less than one percent (1%) of outstanding shares.

(1)	Our wholly-owned subsidiary, Xi’an TCH entered into a Biomass Power Generation Asset Transfer Agreement (the “Transfer Agreement”) with Pucheng Xin Heng Yuan Biomass Power Generation Corporation, a limited liability company incorporated in the PRC. The Transfer Agreement provided for the transfer and sale, from with Pucheng Xin Heng Yuan Biomass Power Generation Corporation to Xi'an TCH, of a set of 12MW biomass power generation systems. As consideration for the biomass power generation systems, Xi'an TCH agreed to pay with Pucheng Xin Heng Yuan Biomass Power Generation Corporation RMB 100,000,000 (approximately $16.48 million) in the form of 8,766,547 shares of our Common Stock, at a price per Share of $1.87. The price per share was based on the closing price of our Common Stock on September 5, 2013 ($1.88). The shares were issued to Pucheng Xin Heng Yuan Biomass Power Generation Corporation on October 29, 2013. Mr. Xueyi Dong is the sole shareholder of Pucheng Xin Heng Yuan Biomass Power Generation Corporation and is the beneficial owner (i.e., exercises all investment discretion and voting control) of the shares owned by Pucheng Xin Heng Yuan Biomass Power Generation Corporation.

(2)	The amount shown and the following information are derived from Amendment No. 4 to the Schedule 13D filed with the SEC on August 28, 2013 jointly by (i) Carlyle Group Management L.L.C., a Delaware limited liability company, (ii) The Carlyle Group, L.P., a Delaware limited partnership, (iii) Carlyle Holdings II GP L.L.C., a Delaware limited liability company, (iv) Carlyle Holdings II L.P., a Quebec societé en commandite, (v) TC Group Cayman Investment Holdings, L.P., a Cayman Islands entity, (vi) TC Group Cayman Investment Holdings Sub, L.P., a Cayman Islands entity, (vii) CAGP Ltd., a Cayman Islands exempt company, (viii) CAGP General Partner, L.P., a Cayman Islands exempt limited partnership, (ix) Carlyle Asia Growth Partners III, L.P., a Cayman Islands exempt limited partnership (“Asia Growth”), (x) DBD Cayman Holdings, Ltd., a Cayman Islands entity, (xii) DBD Cayman, Ltd., a Cayman Islands entity, and (xiii) TCG Holdings Cayman II, L.P., a Cayman Islands entity, reporting beneficial ownership as of September 7, 2012. According to the amended Schedule 13D, Asia Growth and Co-Investment are the record owners of 11,935,014 and 530,924 shares of our common stock, respectively, and have shared voting and dispositive power over such shares. Carlyle Group Management L.L.C. is the general partner of The Carlyle Group L.P., which is a publicly traded entity listed on NASDAQ. The Carlyle Group L.P. is the managing member of Carlyle Holdings II GP L.L.C., which is the general partner of Carlyle Holdings II L.P., which is the general partner of TC Group Cayman Investment Holdings, L.P., which is the general partner of TC Group Cayman Investment Holdings Sub L.P., which is the sole shareholder of CAGP, Ltd., which is the general partner of CAGP General Partner, L.P., which is the general partner of each of Carlyle Asia Growth Partners III, L.P. and CAGP III Co-Investment, L.P. Accordingly, each of Carlyle Group Management L.L.C., The Carlyle Group L.P., Carlyle Holdings II GP L.L.C., Carlyle Holdings II L.P., TC Group Cayman Investment Holdings, L.P., TC Group Cayman Investment Holdings Sub L.P., CAGP, Ltd. and CAGP General Partner, L.P. may be deemed to share beneficial ownership of the shares of the common stock owned of record by each of Asia Growth and Co-Investment. Following an internal reorganization on May 2, 2012, TCG Holdings Cayman II, L.P. is no longer the general partner of TC Group Cayman Investment Holdings, L.P. Accordingly, TCG Holdings Cayman II, L.P. and its general partner, DBD Cayman, Ltd. and its sole shareholder, DBD Cayman Holdings, Ltd., may no longer be deemed to beneficially own any shares of our Common Stock. On August 25, 2013, Carlyle Asia Growth Partners III, L.P. and CAGP III Co-Investment, L.P. (together, the “Carlyle Entities”) entered into a share purchase agreement (“SPA”) with Great Essentials, Ltd. (“Great Essentials”), pursuant to which the Carlyle Entities agreed to sell to Great Essentials a total of 12,465,938 shares of common stock of the Issuer (the “Total Shares”) in two tranches, representing the Carlyle Entities’ entire share ownership in the Issuer, at a total purchase price of $21,815,391.50 (the “Purchase Price”). Out of the Total Shares, the first tranche consists of 1,142,857 shares (the “First Closing Shares”) and the second tranche consists of the remaining 11,323,081 shares (the “Second Closing Shares”). Under the terms of the SPA, Great Essentials is required to pay the Purchase Price for the Total Shares in four installments, consisting of (a) on or before August 31, 2013, $1,000,000.00; (b) on or before November 30, 2013, $2,000,000.00; (c) on or before February 28, 2014, $2,000,000.00; and (d) on or before May 31, 2014, $16,815,391.50. In the event Great Essentials fails to make any of these installment payments, it is required to pay interest on any such unpaid amounts until such payment amount is paid in full at the rate of 16% per annum. Subject to the terms of the SPA, the closing of the purchase and sale of the First Closing Shares will take place on the date when the Carlyle Entities have received payment of all the amounts payable by Great Essentials pursuant to (a) to (c) (inclusive) above, along with any interest payable pursuant to the SPA. Subject to the terms of the SPA, the closing of the purchase and sale of the Second Closing Shares will take place on the date when the Carlyle Entities have received payment of all amounts payable by Great Essentials pursuant to (a) to (d) (inclusive) above, along with any interest payable pursuant to the SPA.

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(3)	The amount shown and the following information are derived from the SPA discussed above in footnote 2. Based on our understanding, to date, 4,065,040 shares have been transferred from the Carlyle Entities to Great Essential. Great Essential disclaims beneficial ownership of the shares, which may be deemed to be beneficially owned by Mr. Jinghe Dong, the sole shareholder of Great Essential, who has the power to direct the voting and disposition of the shares.
(4)	Includes 40,000 shares issuable upon the exercise of options. The underlying Nonstatutory Stock Option Agreement is subject to stockholder approval at the 2014 Annual Meeting. If stockholder approval is not obtained, the initial grant shall be deemed null and void and Mr. Shi shall not have a right to these shares.
(5)	Includes 50,000 shares issuable upon the exercise of options.
(6)	Includes 30,000 shares issuable upon the exercise of options.
(7)	Includes 40,000 shares issuable upon the exercise of options.
(8)	Includes 19,103,787 shares held directly, 100,000 shares held indirectly, and 160,000 shares issuable upon the exercise of options.

EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table summarizes the compensation earned during the years ended December 31, 2013 and 2012, by those individuals who served as our Chief Executive Officer, or Chief Financial Officer during any part of fiscal year 2013 or any other executive officer with total compensation in excess of $100,000 during fiscal year 2013. The individuals listed in the table below are referred to as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Guohua Ku (1)	2013	17,876	—	—	Nil	—	—	—	17,876
Chief Executive Officer and Chairman of the Board	2012	17,876	—	—	Nil	—	—	—	$17,876

David Chong (2)	2013	90,900	—	—	Nil	—	—	—	90,900
Chief Financial Officer and Secretary	2012	$90,900	—	—	Nil	—	—	—	$90,900

(1)	Guohua Ku was appointed as Chief Executive Officer of the Company on December 10, 2008.
(2)	David Chong was appointed as Chief Financial Officer and Secretary of the Company on December 30, 2010.
(3)	The amounts in this column were calculated based on the grant date fair value of our common stock, in accordance with FASB ASC Topic 718. Award to Mr. Ku was granted by our Board on August 13, 2010.

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Narrative to Summary Compensation Table

In fiscal year 2013, the primary components of our executive compensation programs were base salary and equity compensation. We use base salary to fairly and competitively compensate our executives, including the named executive officers, for the jobs we ask them to perform. We view base salary as the most stable component of our executive compensation program, as this amount is not at risk. We believe that the base salaries of our executives should be targeted at or above the median of base salaries for executives in similar positions with similar responsibilities at comparable companies, consistent with our compensation philosophy. Because of our emphasis on performance-based compensation for executives, base salary adjustments are generally made only when we believe there is a significant deviation from the market or an increase in responsibility. Our Compensation Committee reviews the base salary levels of our executives each year to determine whether an adjustment is warranted or necessary.

Employment Contracts

Mr. Guohua Ku entered into an employment agreement with the Company to serve as its CEO on December 10, 2008.  The agreement had a two-year term, starting December 10, 2008, that included a one-month probationary period.  In accordance with the terms and conditions of Mr. Ku’s employment agreement, on December 10, 2010, and, more recently, on December 10, 2012, the Company and Mr. Ku agreed to renew Mr. Ku’s employment agreement for an additional two-year term. Mr. Ku receives a salary of $17,876 annually for his service as CEO.  The Company may terminate the employment agreement at any time without any prior notice to the employee if Mr. Ku engages in certain conduct, including, but not limited to (i) the violation of the rules and procedures of the Company or breaches the terms of the employment agreement; (ii) neglecting his duties or engages in malpractice for personal gain that damages the Company; (iii) entering into an employment relationship with any other employer during his employment with the Company; or (iv) the commission of a crime. The Company also may terminate the employment agreement upon 30 days written notice to Mr. Ku under certain other conditions, including but not limited to (i) inability to continue position due to non-work-related sickness or injury; (ii) incompetence; and (iii) the need for mass layoffs or other restructuring. Mr. Ku has the right to resign at any time upon a 30 days written notice to the Company.

Mr. David Chong, our current CFO and Secretary, entered into an employment agreement with the Company on January 1, 2011. The employment agreement, effective January 1, 2011, had a two-year term. In accordance with the terms and conditions of Mr. Chong’s employment agreement, on January 1, 2013, the Company and Mr. Chong agreed to renew Mr. Chong’s employment agreement for an additional two-year term. Mr. Chong receives a base salary of $7,575 per month and is entitled to receive customary employee benefits available to all full time employees of the Company. The Company may terminate the employment agreement, at any time, without any prior notice, if Mr. Chong engages in certain conduct, including, but not limited to (i) the violation of the rules and procedures of the Company or breaches the terms of the employment agreement; (ii) neglecting his duties or engages in malpractice for personal gain that damages the Company; (iii) entering into an employment relationship with any other employer during his employment with the Company; or (iv) the commission of a crime. The Company also may terminate the employment agreement upon 30 days written notice to Mr. Chong under certain other conditions, including but not limited to (i) inability to continue position due to non-work-related sickness or injury; (ii) incompetence; or (iii) the need for mass layoffs or other restructuring. Mr. Chong has the right to resign at any time upon a 30 days written notice to the Company.

Nonstatutory Stock Option Plan – Equity Compensation

On August 4, 2008, the Company granted certain employees stock options under the Company’s 2007 Non-Statutory Stock Option Plan, which was later amended and restated in 2010, to acquire 3,000,000 shares of the Company’s common stock, par value $0.001, at $0.80 per share. The options vested over three years and have a life of five years. The Company’s 2007 Non-Statutory Stock Option Plan has expired.

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The vesting terms of options granted under the 2007 Plan are subject to certain nonstatutory stock option agreements. The exercise price of each option granted under the 2007 Plan is at least 100% of the fair market value of a share of our common stock on the date of grant. For purposes of option awards, fair market value of a share of our common stock means the closing sale price of a share of our common stock on the relevant date on the principal exchange on which the common stock is then listed or admitted to trading. If no reported sale of common stock takes place on the relevant date on the principal exchange, then the reported closing asked price of a share of our common stock on such date on the principal exchange shall be the fair market value. If our common stock is not at the time listed or admitted to trading on a stock exchange, the fair market value of a share of our common stock means between the lowest reported bid price and highest reported asked price of a share of our common stock on the relevant date in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Board or the Compensation Committee and regularly reporting the market price of a share of our common stock. If our common stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the Board shall determine the fair market value in good faith.

Outstanding Equity Awards at 2013 Fiscal Year-End

The following table sets forth information regarding all outstanding equity awards held, as of December 31, 2013, by those individuals who served as our named executive officers during any part of fiscal year 2013.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($ )	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Guohua Ku (1)	486,667	973,333	0	3.05	08/12/2015	—	—	—	—

David Chong	—	—	Nil	Nil	Nil	—	—	—	—

(1)	Award was granted on August 13, 2010 with a three year vesting period; however, vesting of the stock options is dependent upon the Company at least meeting minimum revenue and earnings thresholds for fiscal years 2010, 2011 and 2012. Because the Company did not meet its financial goals for 2012 and 2011, two thirds of these options were forfeited.
(2)	There were no stock option exercises by our named executive officers during 2013.

Potential Payments Upon Termination or Change of Control

Employment Agreements

Certain of our executive officers, including our CEO, have an employment agreement with the Company.  Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, as defined in the agreement, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty pursuant to the employment agreement.

2007 Plan

On August 13, 2010, the Company granted 2,200,000 options to acquire the Company’s common stock at $3.05 per share to 36 managerial and non-managerial employees as new equity awards pursuant to the Corporation’s Amended and Restated 2007 plan. According to the vesting terms, the options granted were divided into three tranches, (i) 1/3 (one third) of the total number of shares subject to the options shall vest and become exercisable if the Company meets its minimum revenue and earnings goals in the Company’s guidance for 2010 as delivered in its earnings releases and/or conference calls in the first quarter of 2010, such vesting to occur immediately upon completion of the annual audit confirming the financial results for 2010; and (ii) an additional 1/3 (one third) of the total number of shares subject to the options shall vest and become exercisable if the Company meets certain financial goals of 2011 which will be set out and decided by the Compensation Committee, such vesting to occur immediately upon Compensation Committee’s determination that the Company has met such goals for 2011; and (iii) the remaining 1/3 (one third) of the total number of shares subject to the options shall vest and become exercisable if the Company meets certain financial goals of 2012 which is set out and decided by the Compensation Committee, such vesting is to occur immediately upon Compensation Committee’s determination that the Company has met such goals for 2012.  The options may only be exercised to the extent that such options have become vested and exercisable.

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As of December 31, 2012 and 2011, the Company did not meet the financial goals of 2012 and 2011; accordingly, the second and third tranche (two thirds of the total number of 2,200,000 options) was forfeited.

The options have a life of five years. The FV of the options was calculated using the following assumptions; estimated life of five years, volatility of 92%, risk free interest rate of 3.54%, and dividend yield of 0%. Each tranche of the options is deemed to be independent of the others. Therefore, the FV of the first tranche of options was expensed during 2011; the second and third tranche of options were forfeited due to the non-achievement of established financial benchmarks.

NON-EMPLOYEE DIRECTOR COMPENSATION

Non-Employee Director Compensation

The following table sets forth certain information regarding the compensation earned by or awarded during the 2013 fiscal year to each of our non-executive directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)

Timothy Driscoll	$24,000	—	0	—	—	—	24,000

Julian Ha	$24,000	—	0	—	—	—	24,000

Yilin Ma	$0	—	0	—	—	—	0

Chungui Shi	$24,000	—	0	—	—	—	24,000

Albert McLelland	$50,000	—	0	—	—	—	50,000

(1)	The amounts in these columns reflect the full grant date fair value of option awards for the year ended December 31, 2013, in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are described in Note 16 to our audited financial statements for the fiscal year ended December 31, 2013 included in our Annual Report on Form 10-K filed with the SEC on March 24, 2014. No option awards were granted in the year ended December 31, 2013.

(2)	In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required to serve as a director and manage the affairs of the Company. With the exception of Albert McLelland, each director receives a monthly Board fee of $2,000. Mr. McLelland receives compensation in the amount of $50,000 per year for his services to the Board and Board Committees. Non–employee directors do not receive additional fees for attendance at Board or Board committee meetings or for serving on Board Committees. No grants of stock options were made to non-employee directors in 2013. The option awards outstanding for Mr. Chungui Shi were awarded in fiscal year 2010; however, the award is subject to stockholder approval at the 2014 Annual Meeting. The option awards outstanding for Mr. Julian Ha and Mr. Timothy Driscoll were each awarded in fiscal year 2009. The option award granted to each non-employee director vests six months from the date of grant and expires on the fifth anniversary of the grant date. There were no stock option exercises by non-employee directors in fiscal year 2013. The aggregate number of option awards outstanding, as of December 31, 2013, for each of the directors was as follows:

Name	Options
Julian Ha	40,000
Timothy Driscoll	40,000
Yilin Ma	0
Chungui Shi	40,000	*
Albert McLelland	0

*Grant subject to stockholder approval at the 2014 Annual Meeting.

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EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with respect to shares of our common stock that may be issued under the 2007 Plan, as of December 31, 2013:

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	—	—	—

Equity compensation plans not approved by security holders	—	—	—

Total	0	—	0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has not implemented a written policy concerning the review of related party transactions; however, the Company’s policy is that the Board must approve all related party transactions. Further, all material related party transactions will be made or entered into on terms that are no less favorable to us than can be obtained from unaffiliated third parties.

A “related party transaction” is a transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the Company (including any of our subsidiaries) was, is or will be a participant, the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect interest.

For fiscal year ended December 31, 2013, the Company was involved in one related party transaction.

As of December 31, 2013, advances due to related parties totaled $2,420,391, including $2,379,734 advance from the Company’s CEO which was repaid in February 24, 2014; and $40,657 in advances from the Company’s management, which bore no interest, and were payable on demand. As of December 31, 2012, advances to related parties totaled $440,987, including $481,863 to Erdos Metallurgy Co., Ltd. (the minority shareholder of Erdos TCH), as a receivable for maintenance fee and tax expense, net of a $40,876 in advances from the Company’s management, which bore no interest, and were payable on demand. On June 15, 2013, Erdos TCH sold all power generation stations through sales type leases to Erdos Metallurgy Co., Ltd., the non-controlling interest holder, Erdos Metallurgy sold all its ownership shares in Erdos TCH to Xi’an TCH; as a result Erdos Metallurgy is no longer a related party.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2013. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is available on our website at www.creg-cn.com under the links “Investor Relations—Corporate Governance.” For fiscal year 2013, the Audit Committee was comprised of Albert McLelland (Chairman), Timothy Driscoll and Julian Ha, each of whom is independent under applicable SEC and NASDAQ listing standards.

Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

In 2013, the Audit Committee held 9 meetings. Representatives of Goldman Kurland Mohidin, LLP, our independent registered public accounting firm, attended each meeting of the Audit Committee that involved the discussion of financial statements. The Audit Committee reviewed and discussed with management and Goldman Kurland Mohidin, LLP our audited financial statements for the year ended December 31, 2013 and discussed Goldman Kurland Mohidin, LLP’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations.

The Audit Committee also received the written disclosures and the letter from Goldman Kurland Mohidin, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with Goldman Kurland Mohidin, LLP its independence. The members of Audit Committee considered whether the services provided by Goldman Kurland Mohidin, LLP, for the year ended December 31, 2013, are compatible with maintaining their independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its review of the audited financial statements and the discussions noted above, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

Audit Committee:
Albert McLelland (Chairman)
Timothy Driscoll
Julian Ha

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PROPOSAL No. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT registered public accounting firm

The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed the firm of Goldman Kurland Mohidin, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2014, and the Board has directed that such appointment be submitted to our stockholders for ratification at the 2014 Annual Meeting. Goldman Kurland Mohidin, LLP has served as our independent registered public accounting firm since March 12, 2008 and is considered by our Audit Committee to be well qualified. If the stockholders do not ratify the appointment of Goldman Kurland Mohidin, LLP, the Audit Committee will reconsider the appointment.

Representatives of Goldman Kurland Mohidin, LLP will be present at the 2014 Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from stockholders.

The Board, upon the recommendation of the Audit Committee, recommends that the stockholders vote “FOR” THE APPROVAL AND RATIFICATION of Goldman Kurland Mohidin, LLP as our independent registered public accounting firm FOR FISCAL YEAR ENDING DECEMBER 31, 2014.

principal accountant fees and services

Audit and Non-Audit Fees

Aggregate fees and expenses for professional services rendered for us by Goldman Kurland Mohidin, LLP for the fiscal years ended December 31, 2013 and 2012 are set forth below. The aggregate fees and expenses included in the Audit category are fees and expenses billed for the fiscal years for the integrated audit of our annual financial statements and review of our interim financial statements and statutory and regulatory filings. The aggregate fees and expenses included in each of the other categories are fees and expenses billed in the fiscal years.

	Fiscal Year 2013	Fiscal Year 2012
Audit Fees	$282,430	$319,954
Audit-Related Fees	0	5,000
Tax Fees	0	0
All Other Fees	0	0
Total	$282,430	$324,954

Audit Fees for the fiscal years ended December 31, 2013 and 2012 were for professional services rendered for the audit of our annual financial statements and of our internal control over financial reporting and quarterly review of the financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees as of the fiscal years ended December 31, 2013 and 2012 were for services associated with the restatement of our financial statements.

Tax Fees as of the fiscal years ended December 31, 2013 and 2012 were for services related to tax compliance and preparation of international tax returns.

All Other Fees. There were no fees in this category for the fiscal years ended December 31, 2013 and 2012.

The Audit Committee of the Board of Directors has determined that the provision of these services is compatible with the maintenance of the independence of Goldman Kurland Mohidin, LLP.

Pre-approval Policies and Procedures

The Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. The pre-approval policy is detailed as to the particular service or category of services and is subject to a specific budget. The services include the engagement of the independent registered public accounting firm for audit services, audit-related services, and tax services.

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If we need to engage the independent registered public accounting firm for other services, which are not considered subject to the general pre-approval as described above, then the Audit Committee must approve such specific engagement as well as the projected fees. If the timing of the project requires an expedited decision, then the Audit Committee has delegated to the Chairman of the Committee the authority to pre-approve such engagement, subject to fee limitations. The Chairman must report all such pre-approvals to the entire Audit Committee for ratification at the next Audit Committee meeting.

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PROPOSAL No. 3 – Approval of the amendment to our Articles of Incorporation

On April 10, 2014, the Board unanimously adopted a resolution setting forth a proposed amendment to Article Fourth of the Company’s Articles of Incorporation, subject to stockholder approval, to increase the total number of our authorized shares of our Common Stock from 100,000,000 shares to 200,000,000 shares. The resolution also provided that the proposed amendment be presented to the stockholders for approval at the 2014 Annual Meeting with the recommendation of the Board that the stockholders approve the proposed amendment in accordance with Chapter 78 of the Nevada Revised Statutes. Annex A to this proxy statement shows the proposed changes to the Articles of Incorporation, with deletions indicated by strikeouts and additions indicated by underlining.

If the proposal to amend our Articles of Incorporation to increase the total number of our authorized shares of our Common Stock from 100,000,000 shares to 200,000,000 shares is approved by our stockholders at the 2014 Annual Meeting, a Certificate of Amendment to our Articles of Incorporation will be filed with the Secretary of State of the State of Nevada as soon as practicable after the 2014 Annual Meeting.

Currently, the holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote of our stockholders and do not have cumulative voting rights. The holders of outstanding shares of Common Stock are entitled to receive ratably any dividends declared by our Board out of assets legally available. Upon our liquidation, dissolution or winding up, holders of our Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any then outstanding shares of preferred stock. Holders of Common Stock have no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to the Common Stock.

The additional shares of Common Stock would have rights identical to our currently outstanding Common Stock. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of shares of our Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of our Common Stock.

Although at present the Board has no specific plans to issue the additional shares of Common Stock that would be available if this proposal is approved, the Board desires to have the shares available to provide additional flexibility to use capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval. These purposes may include: raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding our business through the acquisition of other businesses; and other purposes.

Although not a factor in the decision by our Board to affect the increase of our authorized shares of common stock, the increase in the authorized number of shares of Common Stock could have possible anti-takeover effects. These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some shareholders. The Board does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

The Board recommends that the stockholders vote “FOR” THE APPROVAL of THE AMENDMENT TO OUR ARTICLES OF INCORPORATION to increase the total number of our authorized shares of our Common Stock from 100,000,000 shares to 200,000,000 shares.

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PROPOSAL NO. 4 – Approval of a NonStatutory Stock Option Agreement WITH OUR INDEPENDENT DIRECTOR, CHUNGUI SHI

Proposal No. 4 seeks stockholder approval of that certain Nonstatutory Stock Option Agreement, dated January 31, 2011, as amended by that certain First Amendment to Nonstatutory Stock Option Agreement, dated November 11, 2013 (the “Nonstatutory Stock Option Agreement”), by and between the Company and Mr. Chungui Shi, an independent director serving on our Board. The following is a summary of the Nonstatutory Stock Option Agreement. The summary is qualified in its entirety by the terms of the Nonstatutory Stock Option Agreement, a copy of which is attached as Annex B to this proxy statement.

Pursuant to the Nonstatutory Stock Option Agreement, Mr. Shi, in connection with his appointment to the Board, was granted an option to purchase, subject to stockholder approval, 40,000 shares of the Company’s Common Stock, par value $0.001, at an exercise price equal to the closing price per share of the Company's Common Stock on the grant date, October 7, 2010: $2.98. If our stockholders do not approve the Nonstatutory Stock Option Agreement, it will be immediately cancelled.

The options vested over eighteen (18) months and will become exercisable upon stockholder approval. The options have a life of five (5) years from the original grant date, which was October 7, 2010. Accordingly, the options expire on October 7, 2015.

The Board recommends that the stockholders vote “FOR” THE APPROVAL of THE NONSTATUTORY STOCK OPTION PLAN AGREEMENT AS DESCRIBED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is nonbinding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail above, our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to ensure that the program is structured appropriately in order to obtain our strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes, beginning on page 26 of this Proxy Statement. Note, as a “smaller reporting company,” we are obligated to provide compensation disclosures pursuant to Item 402 (m) through (q) of Regulation S-K promulgated under the Security Exchange Act of 1934 (“Regulation S-K”). Even though, as a smaller reporting company, we are exempt from compensation discussion and analysis by the executive compensation requirements of Item 402(b) of Regulation S-K, we continue to elect to provide information regarding our objectives and practices regarding executive compensation in order to give our stockholders transparency into our compensation philosophy and practices.

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed this Proxy Statement pursuant to Item 402 (m) through (q) of Regulation S-K (which includes the compensation tables and related narrative discussion).”

The Board recommends that the stockholders vote “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS as described in this proxy statement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on our review of the copies of these reports and on information provided by the reporting persons, we believe that during the fiscal year ended December 31, 2013, all filing requirements for reporting persons were met, except for: (i) a late Form 4 filing for Mr. Wu Zhigang (ii) a late Form 4 filing for Mr. Zhu Xiaogang, (iii) a late Form 4 filing for Mr.Li Lanwei and (iv) a late Form 4 filing for Mr. Timothy Driscoll. Each delinquent filer set forth herein filed a Form 4 promptly upon discovery of the inadvertent error.

STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in the proxy statement and form of proxy for our 2015 Annual Meeting by submitting their proposals to us in a timely manner and in accordance with rules and regulations promulgated under our Bylaws and the Exchange Act. Advance notice of a stockholder’s proposal must be delivered to our Secretary, David Chong, at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, on or before January 12, 2015. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by our Bylaws, the Exchange Act and the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

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ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Mr. Zhigang Wu, our Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, or on the SEC’s internet website at www.sec.gov.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our Board knows of no matters other than those referred to in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. However, if any other matter should be properly presented for consideration and voting at the 2014 Annual Meeting, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in our best interest.

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ANNEX A

Redlined to Reflect Proposed Changes to

Article Four of the Articles of Incorporation of CREG

FOURTH: The corporation shall be authorized to issue the following shares:

Class	Number of Shares	Par Value
COMMON	~~100,000,000~~ 200,000,000	$0.001

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ANNEX B

Nonstatutory Stock Option Plan Agreement

FIRST AMENDMENT TO NONSTATUTORY STOCK OPTION AGREEMENT

NON-EMPLOYEE DIRECTOR

This First Amendment to the Non-Statutory Stock Option Agreement is executed on this 11th day of November, 2013. Reference is made to that certain the Non-Statutory Stock Option Agreement (the “Option Agreement”) dated January 31, 2011, by and between, Chungui Shi (the “Optionee”) and China Recycling Energy Corporation, a Nevada corporation (the “Company”). Any capitalized terms in this amendment not otherwise defined shall have the meaning ascribed to them in the Option Agreement.

WHEREAS, the parties to the Option Agreement have agreed to amend the Option Agreement in order to make the option grant subject to the approval of shareholders of the Company at the next shareholders meeting.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                The first paragraph of the Option Agreement shall be deleted in its entirety and amended to read as follows:

This NONSTATUTORY STOCK OPTION AGREEMENT (this “Agreement”), made and entered into as of the 31st day of January, 2011, by and between Mr. Chungui Shi (the “Optionee”) and China Recycling Energy Corporation, a Nevada corporation (the “Corporation”), sets forth the terms and conditions of the stock option (the “Option”) granted by the Corporation to the Optionee as to the number of shares of the Corporation’s Common Stock set forth below and its Board of Directors (“Board”) resolution approving this stock option grant dated October 7, 2010 (“Grant Date”), subject to the approval of the Shareholders of Corporation at the next shareholders meeting following the date of this amendment.

2.     Section 1 shall be deleted in its entirety and amended to read as follows:

1. Grant of Option. Subject to the provisions of this Agreement and the approval of the shareholders of the Corporation at the next shareholders meeting following the date of this agreement, the Board grants to the Optionee an Option to purchase 40,000 shares of Common Stock of the Corporation as of the Grant Date. If this grant is not approved by the shareholders at such meeting, the grant shall be cancelled immediately. The Option is not granted pursuant to the Corporation’s Nonstatutory Stock Option Plan (the “Plan”), but is granted pursuant to the Board’s authority to grant such options to certain persons, including non-employee directors of the Corporation. Notwithstanding the foregoing, all of the terms and conditions set forth in the Plan, except those set forth in Sections 3, 4(a), 5(a), 5(b) (except for the paragraph titled “Medium and Time of Payment” which shall be incorporated herein), 6, 7, 10, 11, and 17 of the Plan, are incorporated herein to the extent applicable in the context of a non-Plan grant of stock options, and the Optionee hereby agrees that the Option and all rights of the Optionee under this Agreement are subject to such terms and conditions. The Optionee agrees to be bound by the terms of this Agreement, including all incorporated provisions. Any capitalized terms used but not defined herein shall have the meaning prescribed in the incorporated provisions of the Plan. Under no circumstance shall the Option be exercisable prior to the shareholders approval.

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3.              This first amendment becomes effective as of and from November 11, 2013.

4.              This first amendment may be executed in any number of counterparts each of which shall constitute an original but all of which when taken together shall constitute but one contract.

5.              Except as amended hereby, or as otherwise amended, the Option Agreement is in all respects ratified and confirmed and the provisions thereof shall remain in full force and effect.

(THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

(SIGNATURE PAGE FOLLOWS)

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IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO NONSTATUTORY STOCK OPTION AGREEMENT on the date first written above.

By:	/s/ Chungui Shi
Chungui Shi
Optionee

By:
Guohua Ku Chairman
China Recycling Energy Corporation

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO NONSTATUTORY STOCK OPTION AGREEMENT on the date first written above.

By:
Chungui Shi
Optionee

By:	/s/ Guohua Ku
Guohua Ku Chairman
China Recycling Energy Corporation

NONSTATUTORY STOCK OPTION AGREEMENT

NON-EMPLOYEE DIRECTOR

This NONSTATUTORY STOCK OPTION AGREEMENT (this “Agreement”), made and entered into as of the 31st day of January, 2011. by and between Mr. Chungui Shi (the “Optionee”) and China Recycling Energy Corporation, a Nevada corporation (the “Corporation”), sets forth the terms and conditions of the stock option (the “Option”) granted by the Corporation to the Optionee as to the number of shares of the Corporation’s Common Stock set forth below and its Board of Directors (“Board”) resolution approving this stock option grant dated October 7, 2010 (“Grant Date”).

1.              Grant of Option. Subject to the provisions of this Agreement, the Board grants to the Optionee an Option to purchase 40,000 shares of Common Stock of the Corporation as of the Grant Date. The Option is not granted pursuant to the Corporation’s Nonstatutory Stock Option Plan (the “Plan”), but is granted pursuant to the Board’s authority to grant such options to certain persons, including non-employee directors of the Corporation. Notwithstanding the foregoing, all of the terms and conditions set forth in the Plan, except those set forth in Sections 3, 4(a), 5(a), 5(b) (except for the paragraph titled “Medium and Time of Payment” which shall be incorporated herein), 6, 7, 10, 11, and 17 of the Plan, are incorporated herein to the extent applicable in the context of a non-Plan grant of stock options, and the Optionee hereby agrees that the Option and all rights of the Optionee under this Agreement are subject to such terms and conditions. The Optionee agrees to be bound by the terms of this Agreement, including all incorporated provisions. Any capitalized terms used but not defined herein shall have the meaning prescribed in the incorporated provisions of the Plan.

2.              Exercise Price. The exercise price for the granted shares of Common Stock subject to the Option shall equal the closing price per share of the Common Stock on the Grant Date: $2.98.

3.              Vesting. The Option shall vest and become exercisable on the six-month anniversary of the Grant Date. The Option may only be exercised to the extent that the Option has become vested and exercisable. Vesting requires continued service through the vesting date as a condition to the vesting of the Option and the rights and benefits under this Agreement. Service for only a portion of the vesting period, even if a substantial portion, will not entitle the Optionee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of service as provided in Section 4 below or under the incorporated provisions of the Plan.

4.              Removal from Service. In the event of the Optionee’s resignation or removal as a director of the Corporation for any reason, any portion of the Option that has not become vested and exercisable shall immediately be forfeited, and the Option, to the extent it has become vested and exercisable, shall expire as set forth in Section 5 of this Agreement.

5.              Stock Option Term. Unless an earlier date is provided herein, the Option shall expire on the fifth anniversary of the Grant Date.

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6.              Method of Stock Option Exercise. The Option may be exercised during its term, in whole or in part, to the extent it has become vested and exercisable pursuant to Section 3 or 4 and has not yet been forfeited or expired, by giving written notice of exercise to the Corporation (or to such other party as the Corporation may designate from time to time) specifying the number of shares of Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Corporation may accept. Options may also be exercised by any other means permitted by the Plan that the Compensation Committee of the Board (the “Committee”) may designate from time to time. To the extent permitted by applicable law and to the extent permitted by the Committee, the Optionee may discharge any withholding obligation in respect of this Agreement by directing the Corporation or an Affiliate to withhold shares of Stock to be delivered upon exercise of the Option that have a Fair Market Value on the date of exercise equal to the Corporation’s or such Affiliate’s minimum withholding obligation.

7.              Transferability. The Option shall not be transferable by the Optionee other than by will or by the laws of descent and distribution. The Option shall be exercisable, subject to the incorporated terms of the Plan, only by the Optionee, the Optionee’s estate or beneficiary, the guardian or legal representative of the Optionee, or any person to whom such Option is transferred pursuant to this Section 7, it being understood that the term “Optionee” includes such guardian, legal representative and other permitted transferee.

8.              Successors, Assigns and Transferees. Subject to the Corporation’s right to terminate the Option in accordance with the incorporated provisions of the Plan, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and each of their respective successors and permitted transferees (including, upon the death of the Optionee, the Optionee’s estate).

9.              Incorporation of Plan. The Optionee acknowledges having read and understanding this Agreement. Unless otherwise expressly provided in other sections of this Agreement, provisions of the Plan that are incorporated herein that confer discretionary authority on the Board or the Committee do not and shall not be deemed to create any rights in the Optionee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof. The Optionee may obtain a copy of the Plan from the Corporation.

10.              Not an Employment Contract. Nothing contained in this Agreement or in the incorporated provisions of the Plan shall confer on the Optionee any right with respect to continuance of service with the Corporation or an Affiliate, nor shall it interfere in any way with any right the Corporation or an Affiliate would otherwise have to terminate or modify the terms of the Optionee’s service at any time, or affect the right of the Corporation or an Affiliate to increase or decrease the Optionee’s other compensation.

11.              Integration. This Agreement and the other documents referred to herein or delivered pursuant hereto, which form a part hereof, contain the entire understanding of the parties with respect to their subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

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12.             Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together constitute one and the same instrument. Notwithstanding the foregoing, any duly authorized officer of the Corporation may execute this Agreement by providing an appropriate facsimile signature, and any counterpart or amendment hereto containing such facsimile signature shall for all purposes be deemed an original instrument duly executed by the Corporation.

13.             Modification; Waiver. No provision of this Agreement may be amended, modified, or waived unless such amendment or modification is agreed to in writing and signed by the Optionee and by a duly authorized officer of the Corporation, and such waiver is set forth in writing and signed by the party to be charged. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

14.             Bonus Designation. The Option is designated as a bonus that is in addition to the Optionee’s regular cash compensation. By accepting the Option, the Optionee acknowledges that this Award does not create a right or entitlement to future grants or awards.

15.            Data Collection. By accepting the Option, the Optionee consents to the collection, holding, process, use, and transfer of Optionee’s personal data across country borders that is necessary and needed to accomplish the full and complete implementation of the Option, including the settlement of the granted shares of Stock. The Optionee can obtain a copy of the Corporation’s data processing activities upon request by contacting the Human Resources representative.

IN WITNESS WHEREOF, the Optionee has executed this Agreement on the Optionee’s own behalf, thereby representing that the Optionee has carefully read and understands this Agreement as of the day and year first written above, and the Corporation has caused this Agreement to be executed in its name and on its behalf, all as of the date first written above.

By:
Chungui Shi
Optionee

By:
Guohua Ku
Chairman
China Recycling Energy Corporation

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YOUR VOTE IS IMPORTANT

You are cordially invited to attend the 2014 Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions by mail. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the 2014 Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

By Order of the Board of Directors.

/s/ Guohua Ku
Guohua Ku
Chief Executive Officer and
Chairman of the Board of Directors

Xi’an City, Shaanxi Province, China

April 25, 2014

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FORM OF PROXY – CHINA RECYCLING ENERGY CORPORATION

Proxy Solicited on Behalf of the Board of Directors for the 2014 Annual Meeting of Stockholders to be held on June 19, 2014

The undersigned hereby appoints Guohua Ku and Zhigang Wu, and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of China Recycling Energy Corporation (the “Company”), at its 2014 Annual Meeting of Stockholders to be held at the principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, and at all adjournments thereof, which the undersigned could vote, if personally present, in such manner as the proxies may determine on any matters which may properly come before the meeting and to vote on the items as specified on the reverse side.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendation.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR RATIFICATION AND APPOINTMENT OF GOLDMAN KURLAND MOHIDIN AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on June 19, 2014:

The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2013 are available at www.sec.gov.

Continued and to be signed on reverse side

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	The Board of Directors recommends that you				To withhold authority to vote for any individual
	vote FOR the following:	For	Withhold	For All	nominee(s), mark “For All Except” and write
		All	All	Except	the number(s) of the nominee(s) on the line below.

1.	Election of Directors:
		☐	☐	☐

Nominees

01 – Guohua Ku	02 – Albert McLelland	03 – Chungui Shi
04 – Yulong Ding	05 – Geyun Wang

The Board of Directors recommends you vote FOR the following proposal:

		For	Against	Abstain
2.	Ratification of appointment of Goldman Kurland Mohidin LLP as independent registered public accounting firm.	☐	☐	☐

3.	Approval of the amendment to our Articles of Incorporation to increase the total number	For	Against	Abstain
	of our authorized shares of Common Stock.	☐	☐	☐

4.	Approval of a Nonstatutory Stock Option Agreement with Chungui Shi.	For	Against	Abstain
		☐	☐	☐

5.	By non-binding vote, approval of the compensation of the Company’s named	For	Against	Abstain
	executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.	☐
(see reverse for instructions)

		Yes	No
Please indicate if you plan to attend this meeting.		☐	☐

Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date